Exhibit 99.1

Cover-All Technologies Inc. 412 Mt. Kemble Avenue, Suite 110C Morristown, NJ 07960 Tel: 973.461.5200

FOR IMMEDIATE RELEASE

Cover-All announces Majesco Eligible for NYSE MKT Listing Application

MORRISTOWN, NEW JERSEY (April 1, 2015) – Cover-All Technologies Inc. (NYSE MKT: COVR) today announced that it has been informed by Majesco that the NYSE MKT has cleared Majesco to apply for listing on the NYSE MKT and that Majesco has filed a listing application with the NYSE MKT.

This eligibility clearance is an important milestone in the process of listing Majesco’s shares. Following the consummation of the merger, Cover-All expects that the shares of the combined company will be publicly-traded on the NYSE MKT under the symbol “MJCO”, subject to receipt of the NYSE MKT’s approval and official notice of issuance.

Cover-All anticipates its registration statement will become effective by the end of April 2015 and the closing of the Merger by June or July 2015, at which time Cover-All shareholders and equity award holders will own 16.5% of Majesco.

FORWARD-LOOKING STATEMENTS

Certain statements in this communication regarding the proposed merger of Cover-All with and into Majesco, including any statements regarding the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products, and any other statements regarding Majesco’s and Cover-All’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “aim(s),” “can,” “would,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “approximately,” “potential,” “goal,” “pro forma,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed or implied in this communication. These statements are based on management’s current expectations and/or beliefs and assumptions that management considers reasonable, which assumptions may or may not prove correct.

Among the key factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are the following: (i) the expected timeframe for completing the merger described herein (the “Merger”) and the transactions contemplated thereby; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement described herein (the “Merger Agreement”); (iii) the risk that one or more of the conditions to closing of the Merger may not be satisfied, including, without limitation, the effectiveness of the registration statement to be filed with the SEC, the approval of the Merger by Cover-All’s stockholders, the consummation of the reorganization of Majesco or regulatory approvals necessary for such reorganization or the listing of the combined company’s common stock on the NYSE MKT; (iv) the risk of disruptions to current plans and operations, increased operating costs and the potential difficulties in maintaining customer, supplier, employee, operational and strategic relationships as a result of the announcement and consummation of the Merger or otherwise; (v) adverse results in any legal proceedings that may be instituted against Cover-All, Majesco, their respective affiliates or others following announcement of the Merger Agreement and transactions contemplated thereby; (vi) the risk that unexpected costs will be incurred in connection with the Merger; (vii) the risk that the projected value creation and efficiencies from the Merger will not be realized, or will not be realized within the anticipated time period; (viii) Majesco’s ability to promptly, efficiently and effectively integrate Cover-All’s operations into those of the combined company; (ix) the lack of a public market for shares of Majesco’s common stock and the possibility that a market for such shares may not develop; (x) working capital needs; (xi) continued compliance with government regulations; (xii) labor practices; (xiii) the combined company’s ability to achieve increased market acceptance for its product and service offerings and penetrate new markets; and (xiv) the possibility that Cover-All or Majesco may be adversely affected by other economic, business and/or competitive factors, including rapidly changing customer preferences and trends.

Additional information concerning these and other factors can be found in Cover-All’s filings with the SEC, including Cover-All’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in the Registration Statement on Form S-4 filed by Majesco in connection with the proposed transaction. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Majesco and Cover-All are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by applicable law.

A registration statement on Form S-4 related to the proposed transaction has been filed with the SEC, but it has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Investors are urged to read the registration statement and other relevant documents filed with the SEC when they become available.

ADDITIONAL INFORMATION AND WHERE YOU CAN FIND IT

In connection with the proposed transaction between Cover-All and Majesco, Cover-All and Majesco have filed and intend to continue to file relevant materials with the SEC, including a Registration Statement on Form S-4 that includes a preliminary proxy statement of Cover-All and also constitutes a preliminary prospectus of Majesco. A definitive proxy statement/prospectus will be mailed to Cover-All’s stockholders when the registration statement has become effective. Majesco and Cover-All will each also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT COVER-ALL, MAJESCO AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when they become available) and other documents filed with the SEC (when they become available) by Majesco or Cover-All through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Cover-All will be available free of charge on Cover-All’s website at http://www.cover-all.com/ or by contacting Ann Massey, Chief Financial Officer, Cover-All Technologies Inc., at 412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960 or by e-mail at amassey@cover-all.com. Copies of documents filed with the SEC by Majesco will also be available free of charge on Majesco’s website at http://www.Majesco.com/ or by contacting Attn.: Lori Stanley, General Counsel, Majesco, 5 Penn Plaza, 14th Floor, New York, NY 10001 or by e-mail at lori.stanley@majesco.com.

PARTICIPANTS IN SOLICITATION

This communication is not a solicitation of a proxy from any investor or security holder. However, Cover-All, Majesco, their respective directors and certain of their respective executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATIONS, INCLUDING COVER-ALL’S AND MAJESCO’S DIRECTORS AND EXECUTIVE OFFICERS, AND A MORE COMPLETE DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS IN THE PROPOSED TRANSACTION, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS FILED BY COVER-ALL AND MAJESCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. These documents can be obtained free of charge from the respective sources indicated above.

NON-SOLICITATION

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Majesco or Cover-All, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or as otherwise permitted under the Securities Act or the rules promulgated thereunder. This communication does not constitute the solicitation of any vote or approval.

ABOUT COVER-ALL TECHNOLOGIES INC.

Cover-All provides property and casualty insurance professionals a robust state-of-the-art, browser-based family of Policy, Business Intelligence, and Claims solutions designed to deliver products to market faster, enhance quality, ensure compliance, and reduce costs. With offices in Morristown, NJ and Honolulu, HI, Cover-All continues its tradition of developing technology solutions designed to revolutionize the way property and casualty insurance business is conducted.

Additional information is available online at www.cover-all.com.

Corporate Contact	Investor & Media Contact
Ann Massey	SM Berger & Co
Chief Financial Officer	Andrew Berger
(973) 461-5190	(216) 464-6400
amassey@cover-all.com	andrew@smberger.com